UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2013

ARNO THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-52153	52-2286452
(Commission File Number)	(IRS Employer
Identification No.)

200 Route 31 North, Suite 104

Flemington, NJ 08822

(Address of principal executive offices and Zip Code)

(862) 703-7170

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.01.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to 2005 Stock Option Plan

On January 14, 2013, the Board of Directors (the “Board”) of Arno Therapeutics, Inc. (the “Company”) adopted an amendment to the Company’s 2005 Stock Option Plan (the “Plan”) increasing the total number of shares of the Company’s common stock (the “Common Stock”) issuable thereunder from 7,000,000 to 7,312,210. A copy of the Plan, as amended, is attached hereto as Exhibit 10.1.

Other Compensation Matters

On January 14, 2013, Glenn R. Mattes, the Company’s President and Chief Executive Officer, and Alexander Zukiwski, M.D., the Company’s Vice President and Chief Medical Officer, were granted 10-year options pursuant to the Plan to purchase an aggregate of 516,000 and 585,000 shares of Common Stock, respectively, at an exercise price of $0.30 per share. The stock options granted to Mr. Mattes and Dr. Zukiwski were comprised of both “Employment Options” and “Performance Options,” in the share amounts listed in the table below. The right to purchase one-third of the shares subject to the Employment Options vested immediately and the remaining shares subject to the Employment Options will vest and become exercisable in 24 equal monthly installments commencing January 31, 2013.  The right to purchase one-third of the shares subject to the Performance Options vested immediately and, of the remaining shares, 50% shall vest and become exercisable, if at all, in each calendar year thereafter, subject to the successful achievement of specific performance objectives to be established by the Board. Each stock option grant is evidenced by a separate stock option agreement in the Company’s standard form for use under the Plan.

Name and Title	Employment Options	Performance Options	Total
Glenn R. Mattes President & CEO	309,600	206,400	516,000

Alexander Zukiwski, M.D. VP, Chief Medical Officer	292,500	292,500	585,000

Also on January 14, 2013, the Board authorized amendments to outstanding stock option awards under the Plan relating to an aggregate of 4,444,379 shares of Common Stock to reduce the exercise price of such stock options from $1.00 to $0.30 per share, which price the Board determined was at least equal to the fair market value of the Common Stock. Such authorization included amendments to stock options previously awarded to Mr. Mattes and Dr. Zukiwski relating to 2,354,379 and 1,750,000 shares of Common Stock, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith.

Exhibit No.	Description

10.1	Arno Therapeutics, Inc. 2005 Stock Option Plan, as amended through January 14, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 18, 2013

Arno Therapeutics, Inc.

By:	/s/ Glenn R. Mattes
Glenn R. Mattes
President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Arno Therapeutics, Inc. 2005 Stock Option Plan, as amended through January 14, 2013.